EXHIBIT 8.1

LIST OF SUBSIDIARIES

The principal subsidiary undertakings, joint ventures and associate of the Group are as follows:

Name of company	Country of registration or incorporation	Principal Activity	Ordinary shares held (%)

Investments in subsidiaries
Holiday Autos Group Limited
Exhilaration Incentive Management Limited
Last Minute Network Limited*
Lastminute.com GmbH
Lastminute AB
Last Minute Network S.A.R.L.
Voyages Sur Mesures S.A.
Lastminute.com BV
Urbanbite Limited *
Globepost Limited
Travelselect.com Limited *
The Destination Holdings Group Limited *
The Destination Group Limited
Travelprice.com SA *
Travelprice Italia S.R.L
Travelprice SAS
Travelprice Spain SL
Travelprice Belgium SA
Lastminute Network S.L.
Holiday Autos International Limited
Holiday Autos UK & Ireland Limited
Holiday Autos GmbH
First Option Hotel Reservations Limited
Hotel & Travel Reservations Limited
Cordex Computer Services Limited
Med Group Limited
Hoteltransfer Limited
Med Hotels Limited
Travelbargains Limited
Tasbrook Limited
Gemstone Travel Limited	England and Wales
England and Wales
England and Wales
Germany
Sweden
France
France
Netherlands
England and Wales
England and Wales
England and Wales
England and Wales
England and Wales
France
Italy
France
Spain
Belgium
Spain
England and Wales
England and Wales
Germany

England and Wales
England and Wales
England and Wales
England and Wales
England and Wales
England and Wales
England and Wales
England and Wales	Marketer
Marketer
Marketer
Marketer
Marketer
Marketer
Marketer
Marketer
Marketer
Marketer
Holding Company
Holding Company
Marketer
Marketer
Marketer
Marketer
Marketer
Marketer
Marketer
Marketer
Marketer
Marketer

Marketer
Marketer
Marketer
Marketer
Marketer
Marketer
Marketer
		Marketer	100 100 100 100 100 99 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100 100

Investments in joint ventures
Lastminute.com (Australia) Pty Limited Lastminute.com (Pty) Limited Lastminute.com Japan Limited	Australia South Africa Japan	Marketer Marketer Marketer	25.1 25.1 32.9

Investment in associate
LCC24 AG *	Germany	Marketer	20

     * directly held by lastminute.com plc